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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):                AUGUST 30, 2001



                            CITY NATIONAL CORPORATION
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          DELAWARE                      1-10521              95-2568550
----------------------------       ----------------      -------------------
(State or other jurisdiction       (Commission file        (IRS employer
      of incorporation)                 number)          identification no.)


CITY NATIONAL CENTER
400 NORTH ROXBURY DRIVE, BEVERLY HILLS, CALIFORNIA              90210
----------------------------------------------------     --------------------
  (Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code          (310) 888-6000
                                                         --------------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

         On August 24, 2001, City National Corporation announced the pricing of $150 million of 10-year subordinated notes offered by its wholly owned subsidiary, City National Bank.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1 Press release dated August 24, 2001 announcing the pricing of $150 million of 10-year subordinated notes offered by its wholly owned subsidiary, City National Bank.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CITY NATIONAL CORPORATION



August 30, 2001                             /s/ FRANK P. PEKNY
                                            ------------------------------------
                                            Frank P. Pekny
                                            Executive Vice President and
                                            Chief Financial Officer/Treasurer
                                            (Authorized Officer and
                                            Principal Financial Officer)